Exhibit 10.2

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of August [6], 2007, is by and among HEWITT ASSOCIATES L.L.C., an Illinois limited liability company (the “Borrower”), HEWITT ASSOCIATES, INC., a Delaware corporation (“HAI”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders (defined below) under the Credit Agreement (defined below) (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby.

W I T N E S S E T H

WHEREAS, the Borrower, HAI, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of May 23, 2005 (as amended, modified, supplemented, or restated from time to time, the “Credit Agreement”);

WHEREAS, the Borrower and HAI have requested the Required Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Required Lenders are willing to make such amendments to the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENT TO CREDIT AGREEMENT

1.1 Amendment to Section 3.4. Section 3.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

3.4 Use of Proceeds; Margin Stock.

The Borrower shall use the proceeds of the Loans and other Extensions of Credit made available hereunder to refinance any obligations outstanding under the Existing Facilities, for its general working capital purposes and for such other legal and proper purposes as are consistent with all applicable laws, the Borrower’s organizational documents and the terms of this Credit Agreement. Neither the Borrower, HAI nor any Subsidiary is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System). No part of the proceeds of any Extension of Credit hereunder will be used directly or indirectly for any purpose that violates, or that would require any Lender to make any filings in accordance with, the provisions of regulation T, U or X of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect.

ARTICLE II

CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions. This Amendment shall become effective as of date hereof (the “Second Amendment Effective Date”) upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent):

(a) Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of each of the Borrower, HAI and the Administrative Agent, on behalf of the Required Lenders.

(b) Executed Consents. The Administrative Agent shall have received executed consents, in the form of Exhibit A attached hereto, from the Required Lenders authorizing the Administrative Agent to enter into this Amendment on their behalf. The delivery by the Administrative Agent of a signature to this Amendment shall constitute conclusive evidence that the consents from the Required Lenders have been obtained.

(c) Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

ARTICLE III

MISCELLANEOUS

3.1 Amended Terms. On and after the Second Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2 Representations and Warranties of the Borrower and HAI. Each of the Borrower and HAI represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy,

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insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The representations and warranties set forth in Section 3 of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).

(e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f) Except as specifically provided in this Amendment, the Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3 Reaffirmation of Credit Party Obligations. Each of the Borrower and HAI hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

3.4 Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5 Further Assurances. HAI and the Borrower agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.6 Entirety. This Amendment and the other Credit Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.7 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

3.8 No Actions, Claims, Etc. As of the date hereof, each of the Borrower and HAI hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in

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equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under this Credit Agreement on or prior to the date hereof.

3.9 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

3.10 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.11 General Release. In consideration of the Administrative Agent, on behalf of the Lenders, entering into this Amendment, each of the Borrower and HAI hereby releases the Administrative Agent, the Lenders, and the Administrative Agent’s and the Lenders’ respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under the Credit Agreement on or prior to the date hereof, except, with respect to any such Person being released hereby, any actions, causes of action, claims, demands, damages and liabilities arising out of such Person’s gross negligence, bad faith or willful misconduct.

3.12 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 8.14 and 8.17 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

3.13 Fees. The Borrower agrees to pay all reasonable costs, fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s legal counsel, Moore & Van Allen PLLC.

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HEWITT ASSOCIATES L.L.C.

SECOND AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF the Borrower, HAI and the Administrative Agent, on behalf of the Required Lenders have caused this Amendment to be duly executed on the date first above written.

BORROWER:	HEWITT ASSOCIATES L.L.C., an Illinois limited liability company

	By:	/s/ John M. Ryan
	Name:	John M. Ryan
	Title:	Senior Vice President

HEWITT ASSOCIATES, INC., a Delaware corporation

	By:	/s/ John M. Ryan
	Name:	John M. Ryan
	Title:	Senior Vice President

HEWITT ASSOCIATES L.L.C.

SECOND AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent on behalf of the Required Lenders

	By:	/s/ Robert Sevin
	Name:	Robert Sevin
	Title:	Director

EXHIBIT A

FORM OF

CONSENT TO SECOND AMENDMENT

See attached.

CONSENT TO SECOND AMENDMENT

This Consent is given pursuant to the Credit Agreement, dated as of May 23, 2005 (as previously amended and modified, the “Credit Agreement”; and as further amended by the Amendment (as defined below), the “Amended Credit Agreement”), by and among Hewitt Associates L.L.C., an Illinois limited liability company (the “Borrower”), Hewitt Associates, Inc., a Delaware corporation (“HAI”), the lenders and other financial institutions from time to time party thereto (the “Lenders”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless otherwise defined herein.

The undersigned hereby approves the amendment of the Credit Agreement effected by the Second Amendment to Credit Agreement and Waiver (the “Amendment”), to be dated on or about August 6, 2007, by and among the Borrower, HAI, and the Administrative Agent and hereby authorizes the Administrative Agent to execute and deliver the Amendment on its behalf and, by its execution below, the undersigned agrees to be bound by the terms and conditions of the Amendment and the Amended Credit Agreement.

Delivery of this Consent by telecopy shall be effective as an original.

A duly authorized officer of the undersigned has executed this Consent as of the 6th day of August, 2007.

KEY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Frank J. Jancar
Name:	Frank J. Jancar
Title:	Vice President

CONSENT TO SECOND AMENDMENT

This Consent is given pursuant to the Credit Agreement, dated as of May 23, 2005 (as previously amended and modified, the “Credit Agreement”; and as further amended by the Amendment (as defined below), the “Amended Credit Agreement”), by and among Hewitt Associates L.L.C., an Illinois limited liability company (the “Borrower”), Hewitt Associates, Inc., a Delaware corporation (“HAI”), the lenders and other financial institutions from time to time party thereto (the “Lenders”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless otherwise defined herein.

The undersigned hereby approves the amendment of the Credit Agreement effected by the Second Amendment to Credit Agreement and Waiver (the “Amendment”), to be dated on or about August 6, 2007, by and among the Borrower, HAI, and the Administrative Agent and hereby authorizes the Administrative Agent to execute and deliver the Amendment on its behalf and, by its execution below, the undersigned agrees to be bound by the terms and conditions of the Amendment and the Amended Credit Agreement.

Delivery of this Consent by telecopy shall be effective as an original.

A duly authorized officer of the undersigned has executed this Consent as of the 6th day of August, 2007.

Harris N.A.,
as a Lender

By:	/s/ Kathleen J. Collins
Name:	Kathleen J. Collins
Title:	Director

CONSENT TO SECOND AMENDMENT

This Consent is given pursuant to the Credit Agreement, dated as of May 23, 2005 (as previously amended and modified, the “Credit Agreement”; and as further amended by the Amendment (as defined below), the “Amended Credit Agreement”), by and among Hewitt Associates L.L.C., an Illinois limited liability company (the “Borrower”), Hewitt Associates, Inc., a Delaware corporation (“HAI”), the lenders and other financial institutions from time to time party thereto (the “Lenders”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless otherwise defined herein.

The undersigned hereby approves the amendment of the Credit Agreement effected by the Second Amendment to Credit Agreement and Waiver (the “Amendment”), to be dated on or about August 6, 2007, by and among the Borrower, HAI, and the Administrative Agent and hereby authorizes the Administrative Agent to execute and deliver the Amendment on its behalf and, by its execution below, the undersigned agrees to be bound by the terms and conditions of the Amendment and the Amended Credit Agreement.

Delivery of this Consent by telecopy shall be effective as an original.

A duly authorized officer of the undersigned has executed this Consent as of the 6th day of August, 2007.

JPMorgan Chase Bank, N.A.,
as a Lender

By:	/s/ Sabir A. Hashmy
Name:	Sabir A. Hashmy
Title:	Vice President

CONSENT TO SECOND AMENDMENT

This Consent is given pursuant to the Credit Agreement, dated as of May 23, 2005 (as previously amended and modified, the “Credit Agreement”; and as further amended by the Amendment (as defined below), the “Amended Credit Agreement”), by and among Hewitt Associates L.L.C., an Illinois limited liability company (the “Borrower”), Hewitt Associates, Inc., a Delaware corporation (“HAI”), the lenders and other financial institutions from time to time party thereto (the “Lenders”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless otherwise defined herein.

The undersigned hereby approves the amendment of the Credit Agreement effected by the Second Amendment to Credit Agreement and Waiver (the “Amendment”), to be dated on or about August 6, 2007, by and among the Borrower, HAI, and the Administrative Agent and hereby authorizes the Administrative Agent to execute and deliver the Amendment on its behalf and, by its execution below, the undersigned agrees to be bound by the terms and conditions of the Amendment and the Amended Credit Agreement.

Delivery of this Consent by telecopy shall be effective as an original.

A duly authorized officer of the undersigned has executed this Consent as of the 6th day of August, 2007.

Citibank, N.A.,
as a Lender

By:	/s/ Rob Malleck
Name:	Rob Malleck, VP
Title:	Director